UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

SEMI-ANNUAL REPORT May 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	6
Comparing Your Fund’s Expenses With Those of Other Funds	6
Statement of Investments	7
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	37
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	50
Liquidity Risk Management Program	57

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2022, through May 31, 2023, as provided by Torrey Zaches, CFA and James Stavena, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Matthew T. Jenkin, Karen Behr, Keith Howell, John R. Porter III, portfolio managers employed by one of the fund’s sub-advisers, Newton Investment Management North America, LLC, and David Bowser, CFA, portfolio manager employed by one of the fund’s sub-advisers, Insight North America LLC.

Market and Fund Performance Overview

For the six-month period ended May 31, 2023, the BNY Mellon Balanced Opportunity Fund (the “fund”) produced a total return of 3.79% for Class A shares, 3.43% for Class C shares, 3.90% for Class I shares, 3.92% for Class J shares, 4.71% for Class Y shares and 3.88% for Class Z shares.1 In comparison, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 3.33% and 2.00%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 2.85% for the same period.4

Stocks and bonds gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund outperformed the Customized Blended Index largely due to the relatively strong performance of the fund’s large-cap growth and international equity strategies.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. BNY Mellon Investment Adviser, Inc., the fund’s investment adviser, has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund’s sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund’s assets allocated to equity investments, and its affiliate, Insight North America LLC (INA), to serve as the fund’s sub-adviser responsible for the portion of the fund’s assets allocated to fixed-income investments. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. NIMNA allocates the fund’s assets between the fund’s equity and fixed-income portfolio managers, based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero-coupon bonds and money market instruments.

Stocks and Bonds Advance Amid Volatility and Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In December 2022, as the period began, inflation averaged 6.45% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On December 14, the Fed raised the benchmark federal funds rate from a range of 3.75%–4.00% to a range of 4.25%–4.50%, up from near zero nine months earlier. During the reporting period, the Fed raised rates three more times, totaling an additional 0.75%, while inflation steadily eased to 4.05% as of May 2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by mega-cap, growth-oriented issues in the information technology sector. Value-oriented market sectors produced significantly weaker results. Bonds rose mildly as investors priced in eventual interest-rate cuts from the Fed and the potential for an economic “soft landing,” in which inflation moderates without resulting in a severe recession.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. The reopening of the Chinese economy in the fourth quarter of 2022, after lengthy COVID-19-related shutdowns, generally bolstered confidence, although growth appeared to falter later in the period. On the negative side, a small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period.

Equity Positioning Bolsters Relative Performance

On the equity side, the fund’s performance relative to the Customized Blended Index benefited from positions in the large-cap growth area. Within large-cap growth, strong stock selection in—and overweight exposure to—the information technology sector produced the strongest returns, led by holdings in semiconductor maker NVIDIA Corp. Notably strong

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

performers in other sectors included health care holdings Align Technology Inc., Eli Lilly & Co. and Seagen Inc. Conversely, the materials and communications services sectors detracted from relative performance, largely due to selection-related issues, including weak returns from aluminum producer Alcoa Corp. and lack of exposure to social media company Meta Platforms Inc.

Not surprisingly, given the stark divergence between the performance of growth-oriented and value-oriented areas of the market, the fund’s allocation to the large-cap value area detracted from performance relative to the Custom Blended Index. However, the fund’s large-cap value returns outperformed averages for value-oriented shares, as measured against the −5.40% return of the Russell 1000 Value Index, which is used internally by the fund as a benchmark of large-cap value performance. Within large-cap value, health care provided the strongest returns due to positive stock selection, including positions in drug maker Sanofi, medical instrument and supply firm The Cooper Companies Inc. and medical device maker Boston Scientific Corp., all of which benefited from a post-pandemic increase in elective medical procedures, rising acuity rates for patients and better throughput in hospitals. In the financials sector, underweight exposure to regional banks bolstered returns. Conversely, overweight exposure to energy detracted from relative returns as oil and gas prices declined.

A small allocation to international equities, which generally outperformed their U.S. counterparts, further enhanced the fund’s relative returns.

The performance of the fixed-income portion of the fund closely matched that of the Bloomberg Index. As such, it neither materially added to, nor detracted from, the fund’s performance relative to the Customized Blended Index.

Relying on Experienced Management Within Each Asset Class

As of the end of the reporting period, we anticipate further market volatility as the Fed struggles to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth falters.

We believe the fund’s holdings are relatively well positioned to outperform in the face of prevailing market uncertainties due to our investment approach. We allocate assets to growth-oriented equities and value-oriented equities roughly in proportion to the asset-class composition of the S&P 500® Index, and add a significant allocation to fixed-income instruments for increased diversification and added stability. For each asset class, we assign investment responsibilities to a team of portfolio managers with extensive experience within that asset class, leveraging their expertise to construct a portfolio that we believe can outperform the relevant benchmarks over time. As of May 31, 2023, the fund allocated 27.8% of assets to large-cap growth equities, 24.1% to large-cap value equities and 33.9% to fixed-income securities. Subsidiary allocations included 6.1% to international equities, 5.6%

to cash, and 0.5% and 2.0%, respectively, to SPDR S&P 500 ETF Trust and iShares Core U.S. Aggregate Bond ETF to better manage liquidity and cash flows.

June 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from December 1, 2022 to May 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2023

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.79	$9.54	$4.47	$4.47	$4.59	$4.88
Ending value (after expenses)	$1,037.90	$1,034.30	$1,039.00	$1,039.20	$1,047.10	$1,038.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2023

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.74	$9.45	$4.43	$4.43	$4.53	$4.84
Ending value (after expenses)	$1,019.25	$1,015.56	$1,020.54	$1,020.54	$1,020.44	$1,020.14
†

Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.88% for Class C, .88% for Class I, .88% for Class J, .90% for Class Y and .96% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4%
Aerospace & Defense - .3%
Lockheed Martin Corp., Sr. Unscd. Notes	5.20	2/15/2055	320,000		323,716
Raytheon Technologies Corp., Sr. Unscd. Notes	4.13	11/16/2028	200,000		193,612
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		252,330
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	100,000		90,472
				860,130
Agriculture - .0%
Philip Morris International, Inc., Sr. Unscd. Notes	5.63	11/17/2029	50,000		51,264
Asset-Backed Certificates - .3%
CNH Equipment Trust, Ser. 2021-A, Cl. A3	0.40	12/15/2025	313,645		302,737
Dell Equipment Finance Trust, Ser. 2021-1, Cl. A3	0.43	5/22/2026	211,730	[a]	209,507
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	495,000	[a]	427,917
				940,161
Asset-Backed Certificates/Auto Receivables - 1.3%
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. A3	1.31	1/11/2027	365,000		345,894
Enterprise Fleet Financing LLC, Ser. 2023-1, Cl. A3	5.42	10/22/2029	245,000	[a]	246,927
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A	1.21	12/26/2025	575,000	[a]	536,941
Honda Auto Receivables Owner Trust, Ser. 2023-1, Cl. A3	5.04	4/21/2027	178,000		178,220
Hyundai Auto Receivables Trust, Ser. 2022-C, CI. A4	5.52	10/16/2028	376,000		383,646
Mercedes-Benz Auto Receivables Trust, Ser. 2023-1, CI. A3	4.51	11/15/2027	247,000		244,763
Nissan Auto Lease Trust, Ser. 2023-A, CI. A3	4.91	1/15/2026	348,000		345,653
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	10,400	[a]	10,374
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	177,741	[a]	174,958
OSCAR US Funding XII LLC, Ser. 2021-1A, Cl. A4	1.00	4/10/2028	380,000	[a]	350,243
Toyota Auto Receivables Owner Trust, Ser. 2022-D, CI. A3	5.30	9/15/2027	579,000		582,846

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Asset-Backed Certificates/Auto Receivables - 1.3% (continued)
Toyota Auto Receivables Owner Trust, Ser. 2023-A, CI. A3	4.63	9/15/2027	202,000		200,617
				3,601,082
Automobiles & Components - .3%
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	280,000		219,099
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.40	4/10/2028	545,000		473,562
Stellantis Finance US, Inc., Gtd. Notes	2.69	9/15/2031	200,000	[a]	159,139
				851,800
Banks - 2.2%
Bank of America Corp., Sr. Unscd. Notes	1.20	10/24/2026	110,000		99,199
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	105,000		96,627
Bank of America Corp., Sr. Unscd. Notes	3.97	2/7/2030	250,000		232,131
Bank of America Corp., Sr. Unscd. Notes	4.00	4/1/2024	68,000		67,212
Barclays PLC, Sr. Unscd. Notes	3.93	5/7/2025	205,000		200,663
BNP Paribas SA, Sr. Unscd. Notes	1.68	6/30/2027	250,000	[a]	221,619
Citigroup, Inc., Sr. Unscd. Notes	3.88	10/25/2023	325,000		322,973
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/30/2045	260,000		230,702
Citizens Bank NA, Sr. Unscd. Notes	3.75	2/18/2026	250,000		228,391
Cooperatieve Rabobank UA, Sr. Unscd. Notes	1.34	6/24/2026	280,000	[a]	257,842
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	200,000		195,932
JPMorgan Chase & Co., Sr. Unscd. Notes	0.65	9/16/2024	185,000		182,231
JPMorgan Chase & Co., Sr. Unscd. Notes	3.70	5/6/2030	400,000		369,940
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		246,702
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		178,672
Lloyds Banking Group PLC, Sr. Unscd. Notes	1.63	5/11/2027	280,000		250,273
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		73,389
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	300,000		288,247
NatWest Group PLC, Sr. Unscd. Notes	1.64	6/14/2027	200,000		177,154
NatWest Group PLC, Sr. Unscd. Notes	4.27	3/22/2025	250,000		245,832
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		222,404

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Banks - 2.2% (continued)
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	610,000		569,131
Truist Financial Corp., Sr. Unscd. Notes	2.50	8/1/2024	265,000		254,456
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		197,164
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	405,000		383,999
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000		308,626
				6,101,511
Beverage Products - .1%
Keurig Dr Pepper, Inc., Gtd. Notes	3.20	5/1/2030	280,000		253,564
Building Materials - .1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	235,000		215,622
Chemicals - .1%
Nutrien Ltd., Sr. Unscd. Notes	3.95	5/13/2050	220,000		166,602
The Dow Chemical Company, Sr. Unscd. Notes	4.63	10/1/2044	145,000		124,638
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	75,000		63,198
				354,438
Commercial & Professional Services - .2%
ERAC USA Finance LLC, Gtd. Notes	7.00	10/15/2037	292,000	[a]	338,493
PayPal Holdings, Inc., Sr. Unscd. Notes	2.65	10/1/2026	165,000		155,025
PayPal Holdings, Inc., Sr. Unscd. Notes	3.25	6/1/2050	135,000		94,952
				588,470
Commercial Mortgage Pass-Through Certificates - .8%
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	6.18	12/15/2037	225,000	[a,b]	222,673
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	140,000		131,983
Commercial Mortgage Trust, Ser. 2014-UBS3, Cl. A3	3.55	6/10/2047	361,348		353,257
CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Cl. A4	3.19	11/15/2050	240,000		220,062
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR +0.70%	5.81	6/15/2034	335,000	[a,b]	331,140
GS Mortgage Securities Trust, Ser. 2013-GC13, CI. A5	3.97	7/10/2046	139,903		138,686
GS Mortgage Securities Trust, Ser. 2019-GC39, Cl. A3	3.31	5/10/2052	215,000		192,419
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	202,904	[a]	198,497

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Commercial Mortgage Pass-Through Certificates - .8% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	152,598		145,758
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A5	2.45	6/15/2053	135,000		112,689
WFRBS Commercial Mortgage Trust, Ser. 2014-C22, Cl. A4	3.49	9/15/2057	172,526		166,748
				2,213,912
Consumer Discretionary - .1%
Marriott International, Inc., Sr. Unscd. Notes, Ser. HH	2.85	4/15/2031	465,000		391,410
Consumer Staples - .0%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	115,000		100,355
Diversified Financials - .6%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	225,000		201,629
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	180,000		146,410
Air Lease Corp., Sr. Unscd. Notes	1.88	8/15/2026	215,000		190,085
Air Lease Corp., Sr. Unscd. Notes	2.88	1/15/2026	135,000		125,591
American Express Co., Sr. Unscd. Notes	2.50	7/30/2024	130,000		125,819
American Express Co., Sr. Unscd. Notes	3.40	2/22/2024	180,000		177,144
Discover Financial Services, Sr. Unscd. Notes	6.70	11/29/2032	342,000		354,643
Intercontinental Exchange, Inc., Sr. Unscd. Notes	4.35	6/15/2029	130,000		128,532
USAA Capital Corp., Sr. Unscd. Notes	2.13	5/1/2030	165,000	[a]	137,578
Visa, Inc., Sr. Unscd. Notes	3.15	12/14/2025	100,000		96,838
				1,684,269
Energy - 1.0%
Cameron LNG LLC, Sr. Scd. Notes	3.30	1/15/2035	260,000	[a]	217,101
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	3.70	11/15/2029	285,000	[c]	260,056
EIG Pearl Holdings SARL, Sr. Scd. Bonds	3.55	8/31/2036	385,000	[a]	328,242
Enbridge, Inc., Gtd. Notes	5.70	3/8/2033	188,000		191,275
Energy Transfer LP, Sr. Unscd. Notes	4.90	2/1/2024	225,000		222,908
Enterprise Products Operating LLC, Gtd. Notes	2.80	1/31/2030	185,000		162,935
Enterprise Products Operating LLC, Gtd. Notes	3.30	2/15/2053	190,000		132,489
Equinor ASA, Gtd. Notes	3.25	11/18/2049	130,000		96,304

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 33.4% (continued)
Energy - 1.0% (continued)
Kinder Morgan Energy Partners LP, Gtd. Notes	5.00	3/1/2043	140,000	118,434
Kinder Morgan Energy Partners LP, Gtd. Notes	6.55	9/15/2040	210,000	213,731
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	110,000	106,634
MPLX LP, Sr. Unscd. Notes	5.20	3/1/2047	210,000	181,460
Spectra Energy Partners LP, Gtd. Notes	4.75	3/15/2024	75,000	74,345
Totalenergies Capital International SA, Gtd. Notes	3.46	2/19/2029	260,000	245,578
Western Midstream Operating LP, Sr. Unscd. Notes	6.15	4/1/2033	42,000	41,925
				2,593,417
Environmental Control - .3%
Republic Services, Inc., Sr. Unscd. Notes	2.38	3/15/2033	525,000	[c] 428,745
Republic Services, Inc., Sr. Unscd. Notes	2.50	8/15/2024	100,000	96,744
Waste Management, Inc., Gtd. Notes	2.00	6/1/2029	145,000	125,135
Waste Management, Inc., Gtd. Notes	3.15	11/15/2027	100,000	94,721
				745,345
Food Products - .1%
Conagra Brands, Inc., Sr. Unscd. Notes	1.38	11/1/2027	180,000	153,887
Mondelez International, Inc., Sr. Unscd. Notes	2.13	3/17/2024	151,000	147,133
				301,020
Foreign Governmental - .5%
Hungary, Sr. Unscd. Notes	2.13	9/22/2031	200,000	[a] 152,751
Hungary, Sr. Unscd. Notes	5.25	6/16/2029	250,000	[a] 242,816
Italy, Sr. Unscd. Notes	1.25	2/17/2026	400,000	359,419
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000	197,587
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	310,000	258,178
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	60,000	59,958
				1,270,709
Health Care - 1.5%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000	169,993
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	220,000	199,780
AmerisourceBergen Corp., Sr. Unscd. Notes	3.25	3/1/2025	130,000	125,730
Amgen, Inc., Sr. Unscd. Notes	3.15	2/21/2040	255,000	192,169
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	160,000	129,537
Biogen, Inc., Sr. Unscd. Notes	2.25	5/1/2030	235,000	196,915

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Health Care - 1.5% (continued)
Bio-Rad Laboratories, Inc., Sr. Unscd. Notes	3.70	3/15/2032	430,000		377,868
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.20	6/15/2026	89,000		85,921
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	25,000		23,546
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	50,000		48,749
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	350,000		316,429
DH Europe Finance II SARL, Gtd. Notes	2.60	11/15/2029	180,000		160,305
GE HealthCare Technologies, Inc., Gtd. Notes	5.91	11/22/2032	380,000	[a]	397,285
Gilead Sciences, Inc., Sr. Unscd. Notes	3.65	3/1/2026	75,000		72,829
Gilead Sciences, Inc., Sr. Unscd. Notes	4.75	3/1/2046	110,000		102,990
Illumina, Inc., Sr. Unscd. Notes	5.75	12/13/2027	86,000		87,634
Medtronic, Inc., Gtd. Notes	4.63	3/15/2045	50,000		48,034
Merck & Co., Inc., Sr. Unscd. Notes	2.90	3/7/2024	115,000		112,864
Merck & Co., Inc., Sr. Unscd. Notes	3.40	3/7/2029	60,000		57,227
Pfizer, Inc., Sr. Unscd. Notes	2.95	3/15/2024	40,000	[c]	39,295
Pfizer, Inc., Sr. Unscd. Notes	3.20	9/15/2023	45,000		44,730
Pfizer, Inc., Sr. Unscd. Notes	3.45	3/15/2029	55,000		52,379
Regeneron Pharmaceuticals, Inc., Sr. Unscd. Notes	1.75	9/15/2030	112,000		90,334
Royalty Pharma PLC, Gtd. Notes	2.15	9/2/2031	325,000	[c]	255,814
The Cigna Group, Gtd. Notes	4.38	10/15/2028	295,000		287,679
UnitedHealth Group, Inc., Sr. Unscd. Notes	2.88	8/15/2029	150,000		136,300
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	155,000		146,271
Viatris, Inc., Gtd. Notes	2.70	6/22/2030	100,000	[c]	80,417
				4,039,024
Industrial - .1%
GE Capital Funding LLC, Gtd. Notes	4.55	5/15/2032	247,000		239,706
Information Technology - .0%
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	110,000		75,810
Insurance - 1.0%
American International Group, Inc., Sr. Unscd. Notes	3.90	4/1/2026	60,000		58,204
American International Group, Inc., Sr. Unscd. Notes	4.38	6/30/2050	200,000		165,637
Five Corners Funding Trust II, Sr. Unscd. Notes	2.85	5/15/2030	260,000	[a]	222,273

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Insurance - 1.0% (continued)
Jackson Financial, Inc., Sr. Unscd. Notes	3.13	11/23/2031	195,000		151,421
Massachusetts Mutual Life Insurance Co., Sub. Notes	3.38	4/15/2050	225,000	[a]	159,929
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	193,120
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	503,382
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	250,000	[a]	244,486
New York Life Insurance Co., Sub. Notes	3.75	5/15/2050	205,000	[a]	155,995
Pacific Life Global Funding II, Scd. Notes	1.20	6/24/2025	375,000	[a]	343,990
Pacific Life Global Funding II, Scd. Notes	1.38	4/14/2026	270,000	[a]	243,573
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	149,122
Principal Financial Group, Inc., Gtd. Notes	4.30	11/15/2046	125,000		100,017
				2,691,149
Media - .4%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	4.91	7/23/2025	185,000		181,980
Comcast Corp., Gtd. Notes	2.65	2/1/2030	335,000		295,547
Comcast Corp., Gtd. Notes	2.89	11/1/2051	210,000		138,408
Comcast Corp., Gtd. Notes	6.50	11/15/2035	43,000		47,963
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	55,000		54,687
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000		280,746
				999,331
Metals & Mining - ..2%
Anglo American Capital PLC, Gtd. Notes	2.63	9/10/2030	400,000	[a,c]	329,816
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	415,000	[a]	334,377
				664,193
Municipal Securities - .6%
Arizona Department of Transportation Highway Fund, Revenue Bonds, Refunding	2.46	7/1/2030	45,000		39,703
California, GO, Ser. A	2.38	10/1/2026	230,000		214,836
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.40	6/1/2032	65,000		54,269
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.45	6/1/2033	65,000		53,374

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 33.4% (continued)
Municipal Securities - .6% (continued)
Central Florida Tourism Oversight District, GO, Refunding, Ser. A	2.50	6/1/2034	50,000	40,348
Connecticut, GO, Ser. A	2.10	7/1/2025	40,000	37,867
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	160,000	115,490
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000	23,404
Los Angeles Department of Water & Power, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000	129,611
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000	105,895
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000	239,610
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000	11,071
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000	226,738
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000	145,692
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	135,000	124,167
				1,562,075
Real Estate - 1.3%
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.80	4/15/2026	225,000	216,398
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.50	7/30/2029	165,000	156,707
American Homes 4 Rent LP, Sr. Unscd. Notes	2.38	7/15/2031	90,000	71,566
American Tower Corp., Sr. Unscd. Notes	5.55	7/15/2033	240,000	241,679
AvalonBay Communities, Inc., Sr. Unscd. Notes	3.30	6/1/2029	215,000	195,787
Crown Castle, Inc., Sr. Unscd. Notes	2.25	1/15/2031	740,000	607,359
Equinix, Inc., Sr. Unscd. Notes	2.50	5/15/2031	310,000	253,072
Extra Space Storage LP, Gtd. Notes	5.70	4/1/2028	64,000	64,932
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	235,000	201,159
Prologis LP, Sr. Unscd. Notes	2.13	4/15/2027	40,000	36,429
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	120,000	102,222

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Real Estate - 1.3% (continued)
Realty Income Corp., Sr. Unscd. Notes	2.85	12/15/2032	225,000		184,718
SBA Tower Trust, Asset Backed Notes	2.84	1/15/2025	210,000	[a]	199,478
Simon Property Group LP, Sr. Unscd. Notes	3.50	9/1/2025	230,000		222,099
Spirit Realty LP, Gtd. Notes	2.10	3/15/2028	340,000		286,215
WP Carey, Inc., Sr. Unscd. Notes	2.25	4/1/2033	295,000		220,892
WP Carey, Inc., Sr. Unscd. Notes	2.40	2/1/2031	175,000		140,347
				3,401,059
Retailing - .3%
7-Eleven, Inc., Sr. Unscd. Notes	2.80	2/10/2051	280,000	[a]	175,820
Dollar General Corp., Sr. Unscd. Notes	3.50	4/3/2030	200,000		181,496
Dollar Tree, Inc., Sr. Unscd. Notes	4.20	5/15/2028	110,000		105,809
McDonald's Corp., Sr. Unscd. Notes	3.50	7/1/2027	100,000		96,123
McDonald's Corp., Sr. Unscd. Notes	3.60	7/1/2030	80,000		74,805
Target Corp., Sr. Unscd. Notes	3.38	4/15/2029	250,000		237,786
				871,839
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Inc., Sr. Unscd. Notes	3.42	4/15/2033	225,000	[a]	186,954
NXP BV/ NXP Funding LLC/ MXP USA, Inc., Gtd. Notes	2.65	2/15/2032	410,000		331,194
				518,148
Technology Hardware & Equipment - .2%
Apple, Inc., Sr. Unscd. Notes	2.05	9/11/2026	425,000		396,793
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	130,000		133,100
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	105,000		104,350
				634,243
Telecommunication Services - .7%
AT&T, Inc., Sr. Unscd. Notes	2.55	12/1/2033	438,000		344,396
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC, Sr. Scd. Notes	4.74	3/20/2025	100,000	[a]	99,030
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000		126,846
T-Mobile USA, Inc., Gtd. Notes	2.55	2/15/2031	155,000		129,738
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	270,000		250,597
T-Mobile USA, Inc., Gtd. Notes	5.20	1/15/2033	180,000		180,166
Verizon Communications, Inc., Sr. Unscd. Notes	2.36	3/15/2032	51,000		41,156
Verizon Communications, Inc., Sr. Unscd. Notes	3.88	2/8/2029	140,000		132,465

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Telecommunication Services - .7% (continued)
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	495,000		466,429
				1,770,823
Transportation - .5%
Canadian Pacific Railway Co., Gtd. Notes	2.45	12/2/2031	130,000		115,075
Canadian Pacific Railway Co., Gtd. Notes	3.00	12/2/2041	125,000		102,875
CSX Corp., Sr. Unscd. Notes	2.60	11/1/2026	380,000		354,496
CSX Corp., Sr. Unscd. Notes	3.35	11/1/2025	205,000		197,747
FedEx Corp., Gtd. Notes	4.40	1/15/2047	205,000		170,546
Ryder System, Inc., Sr. Unscd. Notes	5.25	6/1/2028	158,000		155,827
Union Pacific Corp., Sr. Unscd. Notes	3.15	3/1/2024	145,000		142,574
				1,239,140
U.S. Government Agencies Collateralized Mortgage Obligations - .5%
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000	[d]	236,406
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000	[d]	226,932
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	506,791		501,346
Government National Mortgage Association, Ser. 2022-177, CI. PL	6.00	6/20/2051	254,596		262,398
				1,227,082
U.S. Government Agencies Collateralized Municipal-Backed Securities - .7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[d]	540,738
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[d]	522,044
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	775,000	[d]	714,900
				1,777,682

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
U.S. Government Agencies Mortgage-Backed - 11.0%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-12/1/2051			2,489,091	[d]	2,054,521
2.50%, 11/1/2027-9/1/2050			1,355,878	[d]	1,173,293
3.00%, 6/1/2031-12/1/2046			514,003	[d]	471,533
3.50%, 4/1/2035-7/1/2052			2,437,411	[d]	2,278,652
5.50%, 1/1/2036			23,324	[d]	24,057
Federal National Mortgage Association:
1.50%, 3/1/2051			502,717	[d]	392,253
2.00%, 8/1/2036-12/1/2051			6,039,905	[d]	5,029,184
2.50%, 9/1/2028-1/1/2052			4,077,798	[d]	3,535,200
3.00%, 6/1/2028-12/1/2050			3,421,615	[d]	3,127,175
3.50%, 8/1/2034-10/1/2050			3,234,545	[d]	3,029,576
4.00%, 7/1/2042-8/1/2052			4,058,813	[d]	3,867,111
4.50%, 2/1/2039-10/1/2052			2,291,999	[d]	2,249,970
5.00%, 4/1/2035-12/1/2048			274,124	[d]	275,057
5.50%, 9/1/2034-5/1/2039			22,405	[d]	22,589
8.00%, 3/1/2030			74	[d]	74
Government National Mortgage Association I:
5.50%, 4/15/2033			7,531		7,740
Government National Mortgage Association II:
3.00%, 1/20/2045-9/20/2051			1,325,405		1,202,657
3.50%, 7/20/2047-2/20/2052			833,430		776,830
4.00%, 10/20/2047-1/20/2048			203,122		195,888
4.50%, 7/20/2048			65,954		64,787
				29,778,147
U.S. Treasury Securities - 4.9%
U.S. Treasury Bonds	1.75	8/15/2041	3,550,000	[c]	2,506,147
U.S. Treasury Bonds	2.25	2/15/2052	130,000		93,798
U.S. Treasury Bonds	2.38	5/15/2051	2,828,000		2,102,552
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.03%	5.40	7/31/2023	3,300,000	[b]	3,299,990
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	5.30	4/30/2024	1,000,000	[b]	999,333
U.S. Treasury Notes	0.88	9/30/2026	2,535,000		2,292,888
U.S. Treasury Notes	1.38	6/30/2023	1,000,000	[c]	996,905
U.S. Treasury Notes	3.63	3/31/2030	915,000		910,425
				13,202,038
Utilities - 1.0%
American Electric Power Co., Inc., Sr. Unscd. Notes	3.25	3/1/2050	155,000		104,502
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.25	4/15/2028	95,000		89,906

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 33.4% (continued)
Utilities - 1.0% (continued)
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 20A	3.35	4/1/2030	170,000		155,193
Dominion Energy, Inc., Sr. Unscd. Notes	3.90	10/1/2025	165,000		160,359
Duke Energy Corp., Sr. Unscd. Notes	3.15	8/15/2027	275,000		256,219
Electricite de France SA, Sr. Unscd. Notes	6.25	5/23/2033	200,000	[a]	202,755
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000		207,540
Kentucky Utilities Co., First Mortgage Bonds	4.38	10/1/2045	105,000		87,927
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	125,000		105,114
NiSource, Inc., Sr. Unscd. Notes	5.25	3/30/2028	25,000		25,201
NiSource, Inc., Sr. Unscd. Notes	5.65	2/1/2045	230,000		230,328
NRG Energy, Inc., Sr. Scd. Notes	2.45	12/2/2027	440,000	[a]	374,532
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	100,000		93,156
Sierra Pacific Power Co., Mortgage Notes, Ser. P	6.75	7/1/2037	25,000		27,700
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	40,000		29,751
Southern California Edison Co., First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000		225,856
The AES Corp., Sr. Unscd. Notes	5.45	6/1/2028	132,000		130,403
Xcel Energy, Inc., Sr. Unscd. Notes	2.60	12/1/2029	260,000	[c]	226,298
				2,732,740
Total Bonds and Notes (cost $101,310,302)			90,542,708
Description			Shares		Value ($)
Common Stocks - 56.5%
Advertising - .7%
Omnicom Group, Inc.			7,934		699,699
Publicis Groupe SA			7,278		540,931
The Interpublic Group of Companies, Inc.			19,781		735,655
				1,976,285
Aerospace & Defense - 1.2%
BAE Systems PLC			21,560		249,793
Howmet Aerospace, Inc.			21,164		904,761
Northrop Grumman Corp.			1,877		817,415
The Boeing Company			6,211	[e]	1,277,603
				3,249,572
Agriculture - .4%
Bunge Ltd.			3,738		346,288

Description	Shares	Value ($)
Common Stocks - 56.5% (continued)
Agriculture - .4% (continued)
Imperial Brands PLC	3,924	82,912
Philip Morris International, Inc.	8,786	790,828
		1,220,028
Automobiles & Components - .5%
Cie Generale des Etablissements Michelin SCA	10,708	304,942
Daimler Truck Holding AG	2,279	69,021
General Motors Co.	18,533	600,655
Mercedes-Benz Group AG	5,287	394,651
		1,369,269
Banks - 1.5%
BNP Paribas SA	9,150	534,466
ING Groep NV	28,223	346,845
JPMorgan Chase & Co.	20,443	2,774,320
Mizuho Financial Group, Inc.	6,300	92,759
Sumitomo Mitsui Financial Group, Inc.	9,100	365,977
		4,114,367
Beverage Products - .2%
Diageo PLC	13,084	543,999
Building Materials - .4%
Heidelberg Materials AG	1,151	82,316
Trane Technologies PLC	6,513	1,063,117
		1,145,433
Chemicals - .3%
CF Industries Holdings, Inc.	6,439	396,063
Evonik Industries AG	11,173	223,875
Yara International ASA	2,525	94,242
		714,180
Commercial & Professional Services - 1.4%
Ashtead Group PLC	3,521	216,272
Block, Inc.	16,501	[e] 996,495
Brambles Ltd.	10,236	91,352
Cintas Corp.	2,000	944,280
CoStar Group, Inc.	16,540	[e] 1,313,276
Recruit Holdings Co. Ltd.	6,000	184,028
		3,745,703
Consumer Discretionary - 1.5%
Aristocrat Leisure Ltd.	2,074	50,012
Bunzl PLC	2,364	92,581
Dolby Laboratories, Inc., Cl. A	5,815	479,912
Ferguson PLC	665	96,870
International Game Technology PLC	23,716	581,753
ITOCHU Corp.	10,800	364,524

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 56.5% (continued)
Consumer Discretionary - 1.5% (continued)
Las Vegas Sands Corp.	21,635	[e] 1,192,738
Nintendo Co. Ltd.	2,000	84,818
Peloton Interactive, Inc., Cl. A	46,011	[e] 334,960
Planet Fitness, Inc., Cl. A	8,686	[e] 555,383
Sony Group Corp.	2,400	224,407
		4,057,958
Consumer Durables & Apparel - .1%
Burberry Group PLC	6,133	164,628
LVMH Moet Hennessy Louis Vuitton SE	173	150,994
		315,622
Consumer Staples - .4%
Haleon PLC	21,596	85,539
Kenvue, Inc.	12,631	[e] 316,912
The Estee Lauder Companies, Inc., Cl. A	3,845	707,595
Unilever PLC	1,638	82,234
		1,192,280
Diversified Financials - 3.2%
Ameriprise Financial, Inc.	2,958	882,874
ASX Ltd.	8,611	377,230
CME Group, Inc.	10,522	1,880,807
LPL Financial Holdings, Inc.	1,627	316,907
Melrose Industries PLC	16,118	95,100
Morgan Stanley	15,328	1,253,217
Singapore Exchange Ltd.	28,700	196,723
The Charles Schwab Corp.	14,766	778,021
The Goldman Sachs Group, Inc.	5,173	1,675,535
Voya Financial, Inc.	19,162	1,299,184
		8,755,598
Electronic Components - .5%
AMETEK, Inc.	9,355	1,357,130
Casio Computer Co. Ltd.	15,600	127,256
		1,484,386
Energy - 4.4%
BP PLC	32,854	184,945
Eni SPA	20,073	268,159
EQT Corp.	72,820	2,531,951
Exxon Mobil Corp.	23,682	2,419,827
Hess Corp.	11,923	1,510,286
Marathon Petroleum Corp.	9,190	964,123
Occidental Petroleum Corp.	11,962	689,729
OMV AG	4,276	190,898
Schlumberger NV	42,794	1,832,867

Description	Shares		Value ($)
Common Stocks - 56.5% (continued)
Energy - 4.4% (continued)
Shell PLC	11,006		305,178
Shell PLC, ADR	16,644		932,064
		11,830,027
Financials - .3%
Ares Management Corp., Cl. A	10,728		934,302
Food Products - .2%
Koninklijke Ahold Delhaize NV	7,368		234,112
Tate & Lyle PLC	25,406		248,961
		483,073
Health Care - 12.4%
AbbVie, Inc.	8,220		1,134,031
Alcon, Inc.	8,492		657,196
Align Technology, Inc.	2,995	[e]	846,567
Alnylam Pharmaceuticals, Inc.	3,417	[e]	632,179
Bayer AG	6,744		375,931
Becton, Dickinson and Co.	6,248		1,510,516
Biogen, Inc.	2,199	[e]	651,806
BioMarin Pharmaceutical, Inc.	12,453	[e]	1,082,664
Bio-Techne Corp.	8,190		669,860
Boston Scientific Corp.	33,952	[e]	1,747,849
Centene Corp.	9,570	[e]	597,264
Danaher Corp.	9,723		2,232,595
DexCom, Inc.	9,172	[e]	1,075,509
Edwards Lifesciences Corp.	12,409	[e]	1,045,210
Eli Lilly & Co.	7,761		3,333,039
Euroapi SA	191	[c,e]	2,005
FUJIFILM Holdings Corp.	1,900		115,978
GE HealthCare Technologies, Inc.	5,594		444,779
Gilead Sciences, Inc.	16,205		1,246,813
GSK PLC	17,449		292,897
Horizon Therapeutics PLC	4,344	[e]	434,530
Humana, Inc.	2,392		1,200,473
Illumina, Inc.	5,365	[e]	1,055,027
Intuitive Surgical, Inc.	4,425	[e]	1,362,192
McKesson Corp.	2,097		819,591
Medtronic PLC	22,495		1,861,686
Merck & Co., Inc.	5,333		588,817
Novartis AG	979		94,162
Regeneron Pharmaceuticals, Inc.	714	[e]	525,190
Repligen Corp.	3,811	[e]	639,943
Roche Holding AG	1,888		598,237
Sanofi	5,369		545,359
Sanofi, ADR	23,885		1,218,613

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 56.5% (continued)
Health Care - 12.4% (continued)
Sarepta Therapeutics, Inc.	9,045	[e]	1,117,962
Seagen, Inc.	3,377	[e]	660,879
Shionogi & Co. Ltd.	3,800		170,788
Sonova Holding AG	231		59,325
The Cooper Companies, Inc.	2,360		876,811
		33,524,273
Industrial - 1.1%
ACS Actividades de Construccion y Servicios SA	3,356	[c,e]	112,225
Caterpillar, Inc.	1,803		370,967
Eaton Corp. PLC	6,156		1,082,840
Ingersoll Rand, Inc.	19,281		1,092,461
Mitsubishi Electric Corp.	6,700		87,078
Vinci SA	2,283		260,337
		3,005,908
Information Technology - 5.1%
Ansys, Inc.	3,134	[e]	1,014,131
Bill Holdings, Inc.	5,213	[c,e]	539,962
CACI International, Inc., Cl. A	1,664	[e]	497,902
Dynatrace, Inc.	8,313	[e]	423,880
HubSpot, Inc.	2,637	[e]	1,365,940
Microsoft Corp.	20,033		6,578,637
Roper Technologies, Inc.	2,562		1,163,712
Salesforce, Inc.	4,110	[e]	918,092
Twilio, Inc., Cl. A	17,860	[e]	1,243,413
		13,745,669
Insurance - 3.5%
Allianz SE	850		181,730
Aon PLC, Cl. A	2,674		824,367
Assurant, Inc.	10,734		1,287,973
AXA SA	4,700		133,855
Berkshire Hathaway, Inc., Cl. B	8,867	[e]	2,847,016
Chubb Ltd.	1,685		313,073
Everest Re Group Ltd.	1,880		639,238
Hiscox Ltd.	19,179		280,741
Muenchener Rueckversicherungs-Gesellschaft AG	708		252,839
RenaissanceRe Holdings Ltd.	5,234		985,929
The Allstate Corp.	10,321		1,119,312
The Progressive Corp.	5,104		652,853
		9,518,926
Internet Software & Services - 6.1%
Alphabet, Inc., Cl. A	6,491	[e]	797,549
Alphabet, Inc., Cl. C	48,957	[e]	6,039,825

Description	Shares		Value ($)
Common Stocks - 56.5% (continued)
Internet Software & Services - 6.1% (continued)
Amazon.com, Inc.	44,550	[e]	5,371,839
Chewy, Inc., Cl. A	13,994	[e]	412,683
Farfetch Ltd., Cl. A	16,310	[e]	80,408
Meta Platforms, Inc., Cl. A	4,991	[e]	1,321,218
Shopify, Inc., Cl. A	28,174	[e]	1,611,271
Trend Micro, Inc.	1,100		52,255
Uber Technologies, Inc.	21,368	[e]	810,488
		16,497,536
Media - .5%
Netflix, Inc.	1,551	[e]	613,002
The Walt Disney Company	8,162	[e]	717,930
		1,330,932
Metals & Mining - 1.1%
Alcoa Corp.	44,653		1,416,393
Freeport-McMoRan, Inc.	40,556		1,392,693
Rio Tinto PLC	3,983		237,390
		3,046,476
Real Estate - .1%
Klepierre SA	4,781		108,443
Sun Hung Kai Properties Ltd.	15,500		197,167
		305,610
Retailing - .6%
Lululemon Athletica, Inc.	1,228	[e]	407,610
Restaurant Brands International, Inc.	4,955		361,269
RH	1,649	[c,e]	403,972
Ross Stores, Inc.	3,219		333,553
		1,506,404
Semiconductors & Semiconductor Equipment - 3.2%
Advantest Corp.	1,200		150,765
Applied Materials, Inc.	16,750		2,232,775
ASML Holding NV	333		238,663
Micron Technology, Inc.	19,301		1,316,328
NVIDIA Corp.	11,225		4,246,866
Renesas Electronics Corp.	10,900	[e]	177,551
STMicroelectronics NV	1,848		80,070
Tokyo Electron Ltd.	1,200		163,835
		8,606,853
Technology Hardware & Equipment - 3.1%
Apple, Inc.	43,084		7,636,639
Check Point Software Technologies Ltd.	4,093	[e]	510,847
Fujitsu Ltd.	1,100		139,380
		8,286,866

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 56.5% (continued)
Telecommunication Services - .9%
BT Group PLC		140,777		257,114
Cisco Systems, Inc.		32,373		1,607,967
Nippon Telegraph & Telephone Corp.		7,600		215,471
Orange SA		24,611		293,742
			2,374,294
Transportation - .6%
AP Moller - Maersk A/S, Cl. B		39		65,946
Deutsche Post AG		9,786		439,826
FedEx Corp.		3,602		785,164
Kuehne + Nagel International AG		791		225,458
			1,516,394
Utilities - 1.0%
Constellation Energy Corp.		17,936		1,506,983
Enel SPA		78,782		494,085
Exelon Corp.		4,018		159,314
SSE PLC		15,139		355,039
The AES Corp.		16,350		322,749
			2,838,170
Total Common Stocks (cost $123,744,658)		153,236,393
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Automobiles & Components - .1%
Volkswagen AG (cost $262,276)	21.46	1,687		210,430

Exchange-Traded Funds - 2.7%
Registered Investment Companies - 2.7%
iShares Core U.S. Aggregate Bond ETF		56,138	[c]	5,533,523
iShares MSCI EAFE ETF		5,331	[c]	376,742
SPDR S&P 500 ETF Trust		3,370		1,408,154
Total Exchange-Traded Funds (cost $7,259,890)		7,318,419
	1-Day Yield (%)
Investment Companies - 6.7%
Registered Investment Companies - 6.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,232,117)	5.19	18,232,117	[f]	18,232,117

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,612,049)	5.19	2,612,049	[f] 2,612,049
Total Investments (cost $253,421,292)		100.4%	272,152,116
Liabilities, Less Cash and Receivables		(0.4%)	(1,050,220)
Net Assets		100.0%	271,101,896

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GO—General Obligation

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities were valued at $9,280,675 or 3.42% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At May 31, 2023, the value of the fund’s securities on loan was $6,487,652 and the value of the collateral was $6,617,194, consisting of cash collateral of $2,612,049 and U.S. Government & Agency securities valued at $4,005,145. In addition, the value of collateral may include pending sales that are also on loan.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Non-income producing security.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	17.0
Financial	13.8
Mortgage Securities	12.9
Technology	11.8
Investment Companies	10.4
Communications	9.2
Government	5.9
Energy	5.3
Industrial	5.0
Consumer, Cyclical	3.5
Utilities	2.1
Basic Materials	1.8
Asset Backed Securities	1.7
100.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 11/30/2022	Purchases ($)†	Sales ($)	Value ($) 5/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 6.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.7%	17,486,986	39,412,316	(38,667,185)	18,232,117	393,057
Investment of Cash Collateral for Securities Loaned - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.0%	4,696,375	46,391,475	(48,475,801)	2,612,049	7,723	††
Total - 7.7%	22,183,361	85,803,791	(87,142,986)	20,844,166	400,780

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	28	9/29/2023	5,775,046	5,763,188	(11,858)
U.S. Treasury 5 Year Notes	28	9/29/2023	3,057,875	3,054,188	(3,687)
U.S. Treasury Ultra Long Bond	24	9/20/2023	3,242,296	3,285,000	42,704
Futures Short
U.S. Treasury 10 Year Notes	22	9/20/2023	2,516,557	2,518,313	(1,756)
Ultra 10 Year U.S. Treasury Notes	8	9/20/2023	958,546	963,625	(5,079)
Gross Unrealized Appreciation				42,704
Gross Unrealized Depreciation				(22,380)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,487,652)—Note 1(c):
Unaffiliated issuers	232,577,126	251,307,950
Affiliated issuers	20,844,166	20,844,166
Cash denominated in foreign currency	52,018	50,257
Dividends, interest and securities lending income receivable		802,152
Receivable for shares of Beneficial Interest subscribed		605,580
Receivable for investment securities sold		584,547
Cash collateral held by broker—Note 4		261,955
Tax reclaim receivable—Note 1(b)		66,819
Receivable for futures variation margin—Note 4		28,348
Prepaid expenses		52,947
		274,604,721
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		247,612
Liability for securities on loan—Note 1(c)		2,612,049
Payable for investment securities purchased		321,657
Payable for shares of Beneficial Interest redeemed		200,236
Trustees’ fees and expenses payable		4,296
Other accrued expenses		116,975
		3,502,825
Net Assets ($)		271,101,896
Composition of Net Assets ($):
Paid-in capital		251,127,754
Total distributable earnings (loss)		19,974,142
Net Assets ($)		271,101,896

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	211,073,321	8,545,183	11,080,935	11,133,112	10,372	29,258,973
Shares Outstanding	9,929,144	404,965	524,377	523,352	484.75	1,386,495
Net Asset Value Per Share ($)	21.26	21.10	21.13	21.27	21.40	21.10

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (Unaudited)

Investment Income ($):
Income:
Interest	1,485,602
Dividends (net of $62,862 foreign taxes withheld at source):
Unaffiliated issuers	1,334,439
Affiliated issuers	393,057
Income from securities lending—Note 1(c)	7,723
Total Income	3,220,821
Expenses:
Management fee—Note 3(a)	1,085,437
Shareholder servicing costs—Note 3(c)	406,748
Registration fees	58,470
Professional fees	56,253
Distribution fees—Note 3(b)	31,983
Prospectus and shareholders’ reports	25,294
Chief Compliance Officer fees—Note 3(c)	15,280
Custodian fees—Note 3(c)	14,123
Trustees’ fees and expenses—Note 3(d)	12,513
Loan commitment fees—Note 2	4,045
Miscellaneous	29,652
Total Expenses	1,739,798
Less—reduction in expenses due to undertaking—Note 3(a)	(192,819)
Less—reduction in fees due to earnings credits—Note 3(c)	(29,018)
Net Expenses	1,517,961
Net Investment Income	1,702,860
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,328,850
Net realized gain (loss) on futures	(66,018)
Net Realized Gain (Loss)	4,262,832
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,027,349
Net change in unrealized appreciation (depreciation) on futures	(12,293)
Net Change in Unrealized Appreciation (Depreciation)	4,015,056
Net Realized and Unrealized Gain (Loss) on Investments	8,277,888
Net Increase in Net Assets Resulting from Operations	9,980,748

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Operations ($):
Net investment income	1,702,860	1,891,563
Net realized gain (loss) on investments	4,262,832	8,763,796
Net change in unrealized appreciation (depreciation) on investments	4,015,056	(49,522,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,980,748	(38,867,271)
Distributions ($):
Distributions to shareholders:
Class A	(10,562,385)	(31,807,038)
Class C	(376,497)	(1,447,367)
Class I	(615,559)	(1,999,524)
Class J	(646,863)	(1,799,186)
Class Y	(107,350)	(747,510)
Class Z	(1,516,127)	(4,321,966)
Total Distributions	(13,824,781)	(42,122,591)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	3,826,488	8,989,661
Class C	630,224	618,498
Class I	1,148,897	5,201,109
Class J	30,091	41,136
Class Y	10,000	-
Class Z	359,060	645,049
Distributions reinvested:
Class A	9,987,537	29,859,381
Class C	375,738	1,441,372
Class I	580,074	1,886,183
Class J	626,276	1,736,746
Class Y	107,277	747,510
Class Z	1,451,765	4,132,487
Cost of shares redeemed:
Class A	(15,307,464)	(34,227,526)
Class C	(1,348,390)	(3,018,461)
Class I	(2,450,598)	(7,399,919)
Class J	(1,796,472)	(844,816)
Class Y	(2,306,701)	(3,917,605)
Class Z	(1,585,291)	(2,747,327)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,661,489)	3,143,478
Total Increase (Decrease) in Net Assets	(9,505,522)	(77,846,384)
Net Assets ($):
Beginning of Period	280,607,418	358,453,802
End of Period	271,101,896	280,607,418

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	183,242	387,537
Shares issued for distributions reinvested	485,336	1,205,330
Shares redeemed	(733,589)	(1,539,428)
Net Increase (Decrease) in Shares Outstanding	(65,011)	53,439
Class Ca
Shares sold	30,409	26,573
Shares issued for distributions reinvested	18,336	58,418
Shares redeemed	(65,159)	(134,278)
Net Increase (Decrease) in Shares Outstanding	(16,414)	(49,287)
Class I
Shares sold	55,189	226,337
Shares issued for distributions reinvested	28,394	76,513
Shares redeemed	(118,668)	(337,657)
Net Increase (Decrease) in Shares Outstanding	(35,085)	(34,807)
Class J
Shares sold	1,426	1,789
Shares issued for distributions reinvested	30,446	70,013
Shares redeemed	(85,108)	(37,301)
Net Increase (Decrease) in Shares Outstanding	(53,236)	34,501
Class Y
Shares sold	485	-
Shares issued for distributions reinvested	5,225	30,109
Shares redeemed	(115,740)	(156,266)
Net Increase (Decrease) in Shares Outstanding	(110,030)	(126,157)
Class Z
Shares sold	17,390	28,932
Shares issued for distributions reinvested	71,131	167,847
Shares redeemed	(77,392)	(126,030)
Net Increase (Decrease) in Shares Outstanding	11,129	70,749

[a]	During the period ended May 31, 2023, 3,003 Class C shares representing $62,126 were automatically converted to 2,985 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
May 31, 2023		Year Ended November 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.55	27.39	24.82	23.32	23.22	23.61
Investment Operations:
Net investment income[a]	.13	.13	.06	.16	.29	.24
Net realized and unrealized gain (loss) on investments	.65	(2.78)	3.49	2.16	1.76	.50
Total from Investment Operations	.78	(2.65)	3.55	2.32	2.05	.74
Distributions:
Dividends from net investment income	(.16)	(.07)	(.16)	(.30)	(.26)	(.20)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(1.07)	(3.19)	(.98)	(.82)	(1.95)	(1.13)
Net asset value, end of period	21.26	21.55	27.39	24.82	23.32	23.22
Total Return (%)[b]	3.79[c]	(11.11)	14.83	10.32	10.23	3.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[d]	1.24	1.22	1.24	1.24	1.24
Ratio of net expenses to average net assets	1.14[d]	1.15	1.17	1.20	1.20	1.20
Ratio of net investment income to average net assets	1.24[d]	.60	.22	.72	1.32	1.01
Portfolio Turnover Rate	30.61[c]	68.43	79.60	95.62[e]	109.36	98.95
Net Assets, end of period ($ x 1,000)	211,073	215,328	272,320	248,370	246,554	240,418

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2023		Year Ended November 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.32	27.25	24.72	23.24	23.16	23.52
Investment Operations:
Net investment income (loss)[a]	.05	(.03)	(.14)	(.01)	.12	.05
Net realized and unrealized gain (loss) on investments	.64	(2.78)	3.49	2.15	1.78	.52
Total from Investment Operations	.69	(2.81)	3.35	2.14	1.90	.57
Distributions:
Dividends from net investment income	-	-	-	(.14)	(.13)	-
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(.91)	(3.12)	(.82)	(.66)	(1.82)	(.93)
Net asset value, end of period	21.10	21.32	27.25	24.72	23.24	23.16
Total Return (%)[b]	3.43[c]	(11.82)	13.96	9.48	9.46	2.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07[d]	2.02	1.99	2.01	2.01	1.99
Ratio of net expenses to average net assets	1.88[d]	1.90	1.92	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	.49[d]	(.15)	(.53)	(.02)	.57	.22
Portfolio Turnover Rate	30.61[c]	68.43	79.60	95.62[e]	109.36	98.95
Net Assets, end of period ($ x 1,000)	8,545	8,982	12,826	12,737	12,838	11,805

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

Six Months Ended
May 31, 2023		Year Ended November 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.46	27.36	24.79	23.29	23.30	23.68
Investment Operations:
Net investment income[a]	.16	.19	.12	.21	.33	.27
Net realized and unrealized gain (loss) on investments	.63	(2.78)	3.49	2.17	1.77	.54
Total from Investment Operations	.79	(2.59)	3.61	2.38	2.10	.81
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.42)	(.26)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.11)	(1.19)
Net asset value, end of period	21.13	21.46	27.36	24.79	23.29	23.30
Total Return (%)	3.90[b]	(10.90)	15.13	10.61	10.55	3.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.01	.98	1.00	1.01	1.00
Ratio of net expenses to average net assets	.88[c]	.90	.92	.95	.95	.95
Ratio of net investment income to average net assets	1.49[c]	.85	.47	.96	1.59	1.22
Portfolio Turnover Rate	30.61[b]	68.43	79.60	95.62[d]	109.36	98.95
Net Assets, end of period ($ x 1,000)	11,081	12,004	16,259	13,317	11,251	21,301

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2023		Year Ended November 30,
Class J Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.59	27.51	24.92	23.41	23.30	23.68
Investment Operations:
Net investment income[a]	.15	.19	.12	.22	.35	.29
Net realized and unrealized gain (loss) on investments	.65	(2.80)	3.51	2.17	1.76	.51
Total from Investment Operations	.80	(2.61)	3.63	2.39	2.11	.80
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.31)	(.25)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.00)	(1.18)
Net asset value, end of period	21.27	21.59	27.51	24.92	23.41	23.30
Total Return (%)	3.92[b]	(10.92)	15.13	10.59	10.55	3.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	.99	.97	.99	1.00	.99
Ratio of net expenses to average net assets	.88[c]	.90	.92	.95	.95	.95
Ratio of net investment income to average net assets	1.48[c]	.85	.47	.97	1.58	1.25
Portfolio Turnover Rate	30.61[b]	68.43	79.60	95.62[d]	109.36	98.95
Net Assets, end of period ($ x 1,000)	11,133	12,449	14,914	14,031	13,810	16,415

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

Six Months Ended
May 31, 2023		Year Ended November 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.56	27.48	24.90	23.39	23.31	23.69
Investment Operations:
Net investment income[a]	.20	.20	.12	.22	.35	. 29
Net realized and unrealized gain (loss) on investments	.76	(2.81)	3.50	2.17	1.75	.52
Total from Investment Operations	.96	(2.61)	3.62	2.39	2.10	.81
Distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.36)	(.33)	(.26)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(1.12)	(3.31)	(1.04)	(.88)	(2.02)	(1.19)
Net asset value, end of period	21.40	21.56	27.48	24.90	23.39	23.31
Total Return (%)	4.71[b]	(10.94)	15.12	10.62	10.51	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[c]	.94	.92	.94	.96	1.09
Ratio of net expenses to average net assets	.90[c]	.90	.92	.94	.95	.95
Ratio of net investment income to average net assets	1.47[c]	.85	.47	.96	1.49	1.26
Portfolio Turnover Rate	30.61[b]	68.43	79.60	95.62[d]	109.36	98.95
Net Assets, end of period ($ x 1,000)	10	2,383	6,505	7,362	5,392	11

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2023		Year Ended November 30,
Class Z Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.42	27.31	24.75	23.24	23.16	23.54
Investment Operations:
Net investment income[a]	.15	.17	.10	.21	.32	.28
Net realized and unrealized gain (loss) on investments	.64	(2.78)	3.49	2.15	1.75	.50
Total from Investment Operations	.79	(2.61)	3.59	2.36	2.07	.78
Distributions:
Dividends from net investment income	(.20)	(.16)	(.21)	(.33)	(.30)	(.23)
Dividends from net realized gain on investments	(.91)	(3.12)	(.82)	(.52)	(1.69)	(.93)
Total Distributions	(1.11)	(3.28)	(1.03)	(.85)	(1.99)	(1.16)
Net asset value, end of period	21.10	21.42	27.31	24.75	23.24	23.16
Total Return (%)	3.88[b]	(10.99)	15.05	10.55	10.41	3.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[c]	1.09	1.05	1.07	1.11	1.07
Ratio of net expenses to average net assets	.96[c]	.98	.99	1.02	1.05	1.01
Ratio of net investment income to average net assets	1.41[c]	.78	.40	.93	1.47	1.19
Portfolio Turnover Rate	30.61[b]	68.43	79.60	95.62[d]	109.36	98.95
Net Assets, end of period ($ x 1,000)	29,259	29,462	35,630	33,881	32,989	33,129

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (“NIMNA”) and Insight North America LLC (“INA”) (collectively the “Sub-Advisers”), each an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-advisers.

Effective March 31, 2023, NIMNA entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class J and Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class J and Class Z shares generally are not available for new accounts and Class Z shares bear Shareholder Services Plan fees. Class I, Class Y, Class J and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of May 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	4,541,243		-	4,541,243
Commercial Mortgage-Backed	-	2,213,912		-	2,213,912
Corporate Bonds	-	34,969,820		-	34,969,820
Equity Securities - Common Stocks	137,737,156	15,499,237	††	-	153,236,393
Equity Securities - Preferred Stocks	-	210,430	††	-	210,430
Exchange-Traded Funds	7,318,419	-		-	7,318,419
Foreign Governmental	-	1,270,709		-	1,270,709
Investment Companies	20,844,166	-		-	20,844,166
Municipal Securities	-	1,562,075		-	1,562,075
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,227,082		-	1,227,082
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	1,777,682		-	1,777,682
U.S. Government Agencies Mortgage-Backed	-	29,778,147		-	29,778,147
U.S. Treasury Securities	-	13,202,038		-	13,202,038
Other Financial Instruments:
Futures†††	42,704	-		-	42,704

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Futures†††	(22,380)	-	-	(22,380)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2023, BNY Mellon earned $1,051 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2022 was as follows: ordinary income $9,200,306 and long-term capital gains $32,922,285. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2023 the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2022 through March 31, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $192,819 during the period ended May 31, 2023.

Pursuant to a sub-investment advisory agreements between the Adviser and the Sub-Advisers, the Adviser pays NIMNA a monthly fee at an annual rate of .30% and INA a monthly fee at an annual rate of .04% of the value of it’s portion of the fund’s average daily net assets.

During the period ended May 31, 2023, the Distributor retained $755 from commissions earned on sales of the fund’s Class A shares and $603 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2023, Class C shares were charged $31,983 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2023, Class A and Class C shares were charged $263,063 and $10,661, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2023, Class Z shares were charged $11,456 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2023, the fund was charged $46,057 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $29,018.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2023, the fund was charged $14,123 pursuant to the custody agreement.

During the period ended May 31, 2023, the fund was charged $15,280 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $184,544, Distribution Plan fees of $5,413, Shareholder Services Plan fees of $48,703, Custodian fees of $12,000, Chief Compliance Officer fees of $6,602 and Transfer Agent fees of $21,680, which are offset against an expense reimbursement currently in effect in the amount of $31,330.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended May 31, 2023, amounted to $77,058,933 and $99,023,020, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited”

derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended May 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at May 31, 2023 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2023:

Average Market Value ($)
Interest rate futures	15,030,433

At May 31, 2023, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $18,751,148, consisting of $36,601,158 gross unrealized appreciation and $17,850,010 gross unrealized depreciation.

At May 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement (the “NIMNA Agreement”), pursuant to which Newton Investment Management North America, LLC (“NIMNA”) provides asset allocation for the fund and manages the portion of the fund’s assets allocated to equity investments, and the Sub-Investment Advisory Agreement (the “INA Agreement” and, collectively with the Management Agreement and the NIMNA Agreement, the “Agreements”), pursuant to which Insight North America LLC (“INA” and, together with NIMNA, the “Sub-Advisers” and each, a “Sub-Adviser”) manages the portion of the fund’s assets allocated to fixed-income investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mixed-asset target allocation growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mixed-asset target allocation growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Advisers the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and was below the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was above the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Advisers the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Advisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by one other fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Advisers that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Advisers in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Advisers and the Adviser. The Board also took into consideration that the Sub-Advisers’ fees are paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Advisers pursuant to the Sub-Investment Advisory Agreements, the Board did not consider the Sub-Advisers’ profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers are adequate and appropriate.

• The Board was generally satisfied with the fund’s recent relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser and the Sub-Advisers and the services provided to the fund by the Adviser and the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser responsible for managing the portion of the fund’s assets allocated to equity investments, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and NIMNA recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of NIMNA and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit NIMNA, as the fund’s sub-investment adviser responsible for managing the portion of the fund’s assets allocated to equity investments, to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s equity investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fees payable by the Adviser to the Sub-Advisers as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and NIMNA received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the NIMNA Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and NIMNA at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling NIMNA to use the proposed Investment Advisory Services provided by NIM, NIMNA would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIMNA having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling NIMNA, as the fund’s sub-investment adviser responsible for managing the portion of the fund’s assets allocated to equity investments, to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to NIMNA pursuant to the NIMNA Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fees payable by the Adviser to the Sub-Advisers, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Advisers under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fees payable by the Adviser to the Sub-Advisers pursuant to the respective Sub-Investment Advisory Agreements would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to NIMNA as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management

North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6000SA0523

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: July 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: July 18, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 18, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)